SCHEDULE 14a
                     Information Required in Proxy Statement
                            Reg. Section 240.14a-101.


                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       SYNAPTIC PHARMACEUTICAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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

                       SYNAPTIC PHARMACEUTICAL CORPORATION



                                                              April 2, 2001



To the Stockholders of SYNAPTIC PHARMACEUTICAL CORPORATION:

         On behalf of the Board of Directors, I cordially invite you to attend the 2001 Annual Meeting of Stockholders of Synaptic Pharmaceutical Corporation. The Annual Meeting will be held on Thursday, May 10, 2001, at 10:00 a.m., local time, at the offices of the Company located at 215 College Road, Paramus, New Jersey 07652.

         A description of the business to be conducted at the Annual Meeting is set forth in the attached Notice of Annual Meeting of Stockholders and in the attached Proxy Statement. Also enclosed is a copy of our 2000 Annual Report to Stockholders.

         It is important that your views be represented at the Annual Meeting. Whether or not you are able to be present, please mark, sign, date and return the accompanying proxy card in the enclosed postage paid envelope or vote electronically via the Internet or telephone. Follow the simple instructions on the proxy card to cast your vote electronically. Please note that returning the proxy card or voting electronically does NOT deprive you of your right to attend the meeting and to vote your shares in person. If you attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting. Directions for electronic voting are included on the enclosed proxy card.

                                  Sincerely,

                                  /s/ Kathleen P. Mullinix
                                  ---------------------------
                                  Kathleen P. Mullinix
                                  Chairman, President and
                                    Chief Executive Officer

                       SYNAPTIC PHARMACEUTICAL CORPORATION
                                215 College Road
                         Paramus, New Jersey 07652-1431


                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ----------------------------------------


To the Stockholders of SYNAPTIC PHARMACEUTICAL CORPORATION:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Synaptic Pharmaceutical Corporation (the "Annual Meeting") will be held on Thursday, May 10, 2001, at 10:00 a.m., local time, at the offices of the Company located at 215 College Road, Paramus, New Jersey 07652, for the following purposes:

                  1. To elect one Class II director to the Board of Directors to hold office until the 2004 Annual Meeting of Stockholders or until such director's successor shall have been elected and qualified or until his earlier resignation, removal, death or incapacity;

                  2. To ratify the appointment by the Board of Directors of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2001; and

                  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         This Notice is accompanied by a form of proxy, a Proxy Statement and the Company's 2000 Annual Report to Stockholders. The foregoing items of business are more fully described in the Proxy Statement.

         Stockholders entitled to notice of and to vote at the Annual Meeting were determined as of the close of business on Monday, March 12, 2001, the record date fixed by the Board of Directors for such purpose. To ensure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-paid envelope provided or to vote electronically by 4:00 p.m. the day prior to the annual meeting. If you attend the Annual Meeting and vote in person, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy or electronic vote will assist us in preparing for the Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Robert L. Spence
                                          ----------------------
                                          Robert L. Spence
                                          Secretary

Paramus, New Jersey
April 2, 2001

                       SYNAPTIC PHARMACEUTICAL CORPORATION
                                215 College Road
                         Paramus, New Jersey 07652-1431

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                     For the Annual Meeting of Stockholders
                                   To Be Held
                                  May 10, 2001



                                     GENERAL

         This Proxy Statement is furnished to stockholders of Synaptic Pharmaceutical Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders to be held on Thursday, May 10, 2001, at 10:00 a.m., local time, or at any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Company located at 215 College Road, Paramus, New Jersey 07652.

         This Proxy Statement, together with the Notice of Annual Meeting of Stockholders, the form of proxy and Synaptic's Annual Report to Stockholders, are being mailed on or about April 2, 2001, to all stockholders of record at the close of business on March 12, 2001 (the "Record Date").


Record Date, Outstanding Shares and Voting

         Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting and any adjournment thereof. At the Record Date, 10,938,497 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), were outstanding. Each share outstanding as of the Record Date will be entitled to one vote, and stockholders may vote in person or by proxy. Cumulative voting is not permitted with respect to any proposal to be acted upon at the Annual Meeting. For information concerning stock ownership of certain stockholders, see "Security Ownership of Certain Beneficial Owners and Management."

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Votes withheld from any nominee for election as director, abstentions and broker "non-votes" are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

         The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote, and votes withheld will not be counted toward the achievement of a plurality. On all other matters being submitted to the stockholders, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on each such matter is required for approval. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present and voting on each matter. Broker non-votes are not considered for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of votes from which the majority is calculated.

         If properly executed and received by the Company before the Annual Meeting, any proxy representing shares of Common Stock entitled to be voted at the Annual Meeting and specifying how it is to be voted will be voted accordingly. Any proxy representing shares of Common Stock entitled to be voted at the Annual Meeting which fails to specify how it is to be voted on a proposal for which a specification may be made will be voted on such proposal in accordance with the recommendation of the Board of Directors.


Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its tabulation by doing one of the following: delivering to the Company a written notice of revocation; submitting a duly executed proxy bearing a later date; voting electronically up until 4:00 p.m. on the day prior to the date of the Annual Meeting; or by attending the Annual Meeting and voting in person. In the event that a stockholder casts more than one proxy vote, electronically or otherwise, the latest vote received will be the vote that will be recorded.


Solicitation

         The cost of soliciting proxies will be borne by the Company. In addition, the Company expects to reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to those beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by mail, telephone, facsimile or telegram.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Company's Amended and Restated Certificate of Incorporation, as amended (the "Certificate"), provides that the authorized number of directors shall be not less than three nor more than fifteen and that the number of directors within this range shall be stated in the Company's Amended and Restated By-laws, as they may be amended from time to time (the "By-laws"). In addition, the Certificate divides the Board of Directors into three classes as nearly equal in size as possible. The term of office of the Class II director expires at the Annual Meeting, the term of office of the Class III directors expires at the 2002 Annual Meeting of Stockholders and the term of office of the Class I directors expires at the 2003 Annual Meeting of Stockholders. Vacancies on the Board of Directors and newly created directorships resulting from any increase in the authorized number of directors constituting the whole Board of Directors may be filled by a majority of the directors then in office. A director elected to fill a vacancy or newly created directorship shall serve for the remainder of the full term of the class of directors in which the vacancy occurred or the directorship is created and until such director's successor is elected and qualified, or until such director's earlier resignation, removal, death or incapacity.

         The By-laws provide that the number of directors constituting the whole Board is eight. The Board of Directors is presently composed of six members. The Company intends to fill the vacant seats as soon as the Nominating Committee can identify potential candidates.

         The Board of Directors is presently composed of six members, two of whom are Class I directors, one of whom is a Class II director and three of whom are Class III directors. The Class II director, Mr. John E. Lyons, has agreed to serve as director for an additional term, if elected. If elected at the Annual Meeting, the nominee will serve until the 2004 Annual Meeting of Stockholders and until his respective successor has been elected and qualified, or until his earlier resignation, removal, death or incapacity.

         Directors are elected by a plurality of the votes present in person or by proxy and entitled to vote at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominee named below. Proxy holders will not vote the proxies received by them for more than one nominee. In the event that the nominee of the Company is unavailable to serve as a director at the time of the Annual Meeting, the proxies will be voted for any substitute nominee who shall be designated by the present Board of Directors. Management has no reason to believe that the nominee will be unavailable to serve. The individual receiving the highest number of affirmative votes will be elected as a Class II director of the Company.


     Nominee for Election for a Three-Year Term Expiring at the 2004 Annual Meeting of Stockholders

     John E. Lyons, 75, became a director of the Company in October 1991. From 1987 until his retirement in 1991, Mr. Lyons served as Vice Chairman and Executive Vice President of Merck and Co., Inc. During the 35 years prior to becoming Executive Vice President, Mr. Lyons served Merck in a variety of positions. Mr. Lyons is also a director of Immunex Corporation. Mr. Lyons holds a B.Sc. in Chemistry from Fordham University.


Directors Continuing in Office Until the 2003 Annual Meeting of Stockholders

         Sandra Panem, Ph.D., 54, became a director of the Company in April 1996. Since January 2000, she has been a partner at Cross Atlantic Partners, a private equity fund investing in biotechnology and emerging medical companies. From August 1994 until April 1999, Dr. Panem was the President of Vector

Fund Management, L.P., whose principal focus was investing in emerging life science companies. From 1992 to 1994, Dr. Panem served as Vice President and Portfolio Manager for the Oppenheimer Global BioTech Fund, a mutual fund that invested in biotechnology companies. She received a B.S. degree in Biochemistry and a Ph.D. in Microbiology from the University of Chicago. Dr. Panem is a director of Martek Biosciences Corporation and Bioject, Inc., and is also a director of several private companies.

     Alison Taunton-Rigby, Ph.D., 56, became a director of the Company in October 1993. Dr. Taunton-Rigby is the former President and Chief Executive Officer of Aquila Biopharmaceuticals, Inc., now a wholly owned subsidiary of Antigenics, Inc. From 1995 to 1996, Dr. Taunton-Rigby was the President and Chief Executive Officer of Cambridge Biotech Corporation. From 1993 to 1994, Dr. Taunton-Rigby was the Chief Executive Officer of Mitotix, Inc., another biotechnology company. From 1987 to 1993, Dr. Taunton-Rigby was Senior Vice President, Biotherapeutics at Genzyme Corporation. Dr. Taunton-Rigby is a graduate of the Advanced Management Program at Harvard Business School and holds a Ph.D. in Chemistry and a B.Sc. in Chemistry from the University of Bristol in England.


Directors Continuing in Office Until the 2002 Annual Meeting of Stockholders

     Zola P. Horovitz, Ph.D., 66, became a director of the Company in September 1994. Since 1994, Dr. Horovitz has served as a consultant to biotechnology and pharmaceutical companies. From August 1991 to May 1994, Dr. Horovitz served as Vice President, Business Development and Planning, Pharmaceutical Group of Bristol-Myers Squibb ("BMS"). From 1989 to 1991, Dr. Horovitz served as Vice President, Licensing of BMS, and from 1987 to 1989, Dr. Horovitz served as Vice President, Scientific Liaison of E.R. Squibb, Inc. Prior to 1987, Dr. Horovitz spent approximately 30 years in various management positions in biological research. Dr. Horovitz is also a director of Avigen Inc., Biocryst Pharmaceuticals, Diacrin, Inc., Magainin Pharmaceuticals, Palatin Technologies, Paligent, Shire Pharmaceuticals Group plc and 3-Dimensional Pharmaceuticals and a number of private companies.

     Patrick J. McDonald, 60, became a director of the Company in March 1999. From 1989 until his retirement in October 1998, Mr. McDonald served as Executive Director of Corporate Licensing of Merck & Co., Inc., concluding many arrangements with companies located in the U.S., Europe and Japan. During the prior 22 years, Mr. McDonald was involved in a variety of disciplines at Merck, including sales, advertising, marketing and business development. Mr. McDonald holds a B.A. in Biology from the University of St. Thomas and an M.B.A. in Finance/Marketing from Rutgers University. Mr. McDonald is also a director of Structural Bioinformatics, Inc.

     Kathleen P. Mullinix, Ph.D., 57, Chairman of the Board, President and Chief Executive Officer, is one of the founders of the Company. Dr. Mullinix joined the Company in October 1987 as its Senior Vice President and Treasurer and became a director in November 1987. In November 1988, Dr. Mullinix became the Company's President, in October 1989, Dr. Mullinix became the Company's Chief Executive Officer and in April 1996, Dr. Mullinix became the Chairman of the Board. From 1981 until 1987, Dr. Mullinix was Vice Provost of Columbia
University in the City of New York. Dr. Mullinix holds a Ph.D. in Chemical Biology from Columbia University in the City of New York, completed a Postdoctoral Fellowship at Harvard University and received a B.A. in Chemistry from Trinity College.


Recommendation of the Board of Directors

         The Board of Directors recommends a vote "FOR" the nominee for the Class II director listed above.

Committees of the Board of Directors

     The Company has an Audit Committee, a Compensation Committee and a Nominating Committee.

         The Audit Committee oversees actions taken by the Company's independent auditors and reviews the Company's internal accounting controls. The Audit Committee currently consists of the following independent directors: Drs. Horovitz, Panem and Taunton-Rigby. The Audit Committee is governed by a written charter approved by the Board of directors, a copy of which is included in Appendix A. The Audit Committee held four meetings during the fiscal year ended December 31, 2000.

         The Compensation Committee makes recommendations to the Board of Directors regarding compensation for directors and certain employees of and consultants to the Company and administers the Company's 1988 Amended and Restated Incentive Plan and 1996 Incentive Plan. The Compensation Committee currently consists of Drs. Panem and Taunton-Rigby. The Compensation Committee held five meetings during the fiscal year ended December 31, 2000.

         The Nominating Committee is authorized to define and recommend to the Board of Directors criteria for the selection of potential candidates to serve on the Board of Directors and to identify, when appropriate, potential candidates who satisfy such criteria. The Nominating Committee considers nominees recommended by stockholders on a case-by-case basis. Any stockholder desiring to nominate a qualified individual for election to the Board of Directors at the 2002 Annual Meeting of Stockholders should submit the name and credentials of such nominee to the Secretary of the Company by no later than January 1, 2002. The Nominating Committee currently consists of Mr. McDonald and Drs. Horovitz, Panem and Taunton-Rigby. The Nominating Committee did not hold any meetings during the fiscal year ended December 31, 2000.


Attendance at Meetings of the Board of Directors and Committees Thereof

         The Board of Directors of the Company held a total of eight meetings during the fiscal year ended December 31, 2000. Each incumbent director who served as a director during such year attended at least 75% of the aggregate of:
(i) the total number of meetings of the Board of Directors held during such year; and (ii) the total number of meetings of the committees of the Board of Directors on which such director served that were held during such year.


Report of the Audit Committee

         The Audit committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of the significant judgments, and the clarity of the disclosures in the financial statements.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during fiscal year 2000.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

         Submitted by the
         Members of the Audit Committee

         Zola P. Horovitz
         Sandra Panem
         Alison Taunton-Rigby

                       COMPENSATION AND OTHER INFORMATION
             CONCERNING OFFICERS, DIRECTORS AND CERTAIN STOCKHOLDERS


Executive Officers

         The executive officers of the Company are appointed annually by the Board of Directors and serve at the discretion of the Board of Directors. Set forth below are the names of and certain biographical information regarding the executive officers of the Company.

                  Name               Age                   Position
                  -----              ---                   --------
Kathleen P. Mullinix.........        57        Chairman of the Board, President
                                                and Chief Executive Officer
Robert L. Spence.............        54        Senior Vice President, Chief
                                                Financial Officer and Treasurer
Theresa A. Branchek..........        47        Vice President for Research
Richard L. Weinshank.........        44        Vice President of Business
                                                Development

     Robert L. Spence, Senior Vice President, Chief Financial Officer, Treasurer and Secretary, joined the Company in March 1990 as the Company's Controller. In June 1991, Mr. Spence became the Company's Chief Financial Officer and Treasurer. In December 1996, Mr. Spence became a Senior Vice President of the Company. In April 2000, Mr. Spence became the Company's Secretary. During the twenty years prior to his joining the Company, Mr. Spence held various financial and operating positions with Becton Dickinson & Company, a medical supplies manufacturing and distribution company. His last position with Becton Dickinson before he joined the Company was Director of Finance and Operations of the Primary Care Diagnostics Division. Mr. Spence holds an M.B.A. in Accounting and a B.S. in Business Management from Fairleigh Dickinson University.

     Theresa A. Branchek, Ph.D., Vice President for Research, joined the Company in April 1989 as Staff Scientist in the Company's Molecular Pharmacology Department. In September 1989, Dr. Branchek became the Company's Director, Department of Pharmacology and in January 1997, Dr. Branchek became the Company's Vice President, Pharmacology and New Technologies. Dr. Branchek became the Company's Vice President for Research in April 1998. From 1985 until she joined the Company, Dr. Branchek served as Associate Research Scientist in the Department of Anatomy and Cell Biology at Columbia University in the City of New York. Dr. Branchek holds an A.B. in Biology from Cornell University and a Ph.D. in Biology from the University of Oregon. Her postdoctoral training was at Columbia University in the City of New York, where she was a Pharmacology and Morphology Fellow of the Pharmaceutical Manufacturer's Foundation, Inc.

     Richard L. Weinshank, Ph.D., Vice President of Business Development, joined the Company in October 1988 as Staff Scientist in the Company's Molecular and Cell Biology Department. In March 1990, Dr. Weinshank assumed the position of Director, Department of Molecular and Cell Biology, and in February 1995, became Director of Business Development. In January 1996, Dr. Weinshank became Vice President of Business Development. From April 1985 to September 1988, Dr. Weinshank was a Postdoctoral

Fellow at Memorial  Sloan-Kettering  Cancer Center.
Dr. Weinshank holds a B.A. in Philosophy from The State University of New York at Buffalo, a Ph.D. in Biochemistry from The University of California at Riverside and an M.B.A. from Columbia University Graduate School of Business in the City of New York.

     See "Proposal No. 1 - Election of Directors" for biographical information regarding Dr. Kathleen P. Mullinix, who is also a director.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and ten percent stockholders to file reports of ownership of equity securities of the Company and changes in such ownership with the Securities and Exchange Commission (the "SEC") and The Nasdaq Stock Market and to furnish copies of such reports to the Company. Based solely upon a review of copies of such reports furnished to the Company during or with respect to the fiscal year ended December 31, 2000, or written representations that no such filings were required, the Company believes that, during the fiscal year ended December 31, 2000, all such filing requirements were timely met.


Director Compensation

         Each nonemployee director is entitled to receive $1,500 for each meeting of the Board of Directors attended by such director and each nonemployee director who is a member of a committee of the Board of Directors is entitled to receive $250 for each meeting of such committee attended by such director. Each nonemployee director is also entitled to reimbursement for all of such director's reasonable out-of-pocket expenses incurred in connection with attending such meetings. In addition, each nonemployee director is automatically granted, on June 1 of each year (or on such later date as of which he or she is first elected as director) for so long as such individual is a nonemployee director of the Company, a nonstatutory stock option to purchase 2,500 shares of Common Stock. Each such option has an exercise price per share equal to the last trade price of the Common Stock as reported on The Nasdaq Stock Market on the date of grant. The option becomes exercisable as to 1/24th of the shares covered thereby at the end of each full calendar month following the grant date and has a term of ten years beginning on such date, subject to earlier termination upon the optionee's cessation of service on the Board of Directors.

Executive Compensation

         Summary of Cash and Certain Other Compensation

         The following tables set forth certain information concerning the compensation paid or accrued by the Company for services rendered to the Company in all capacities for each of the fiscal years ended December 31, 2000, 1999, and 1998, by the Company's Chief Executive Officer and its three other executive officers (collectively, the "Named Executive Officers"):

                                                             Long-Term
 Name and                                                     Compen-
 Principal                                                    sation
 Position                  Annual Compensation                Awards
 --------                  -------------------                ------
                                                              Securi-
                                                 Other        ties        All
                                                 Annual       Under-     Other
                                                 Compen-      lying     Compen-
                         Year   Salary  Bonus    sation(1)   Options   sation(2)
                         ----   ------  -----   ---------    -------  ----------
Kathleen P. Mullinix....2000  $286,000  $ 94,000     --          --(3) 4,610(4)
 Chairman of the Board, 1999   275,000   130,000     --      45,000    4,324(4)
   and Chief Executive  1998   262,500   115,000 48,015(5)   50,000    4,324(4)
    Officer

Theresa A. Branchek(6)..2000   216,500    30,000     --          --(7) 4,610(8)
  Vice President for    1999   208,000    40,000     --      20,000    4,329(8)
   Research             1998   187,500    62,500(9)  --      30,000(10)4,329(8)

Robert L. Spence........2000   187,200    22,000     --          --(11)  360(12)
 Senior Vice President  1999   180,000    50,000     --      20,000      324(12)
  Financial Officer     1998   170,000    42,500     --      13,000      324(12)
   and Treasurer

Richard L. Weinshank....2000   179,000    39,000     --          --(13)4,610(14)
 Vice President of      1999   172,000    25,800     --      21,000    4,329(14)
  Business Development  1998   165,000    30,000     --      10,000    4,329(14)

(1) Other Annual Compensation for each Named Executive Officer does not include perquisites and other personal benefits for 2000, 1999, and 1998, the aggregate annual amount of which for such officer was less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for such officer.
(2) All Other Compensation of a Named Executive Officer includes matching contributions, if any, made by the Company to the account of such officer pursuant to the Company's 401(k) plan, which was adopted by the Company in 1990. The Company makes matching contributions in an amount equal to 50% of the lesser of: (i) the participant's contributions and (ii) the lesser of 5% of the participant's compensation and $8,500. Each participant becomes fully vested in the Company's contributions allocated to his or her account upon completion of six years of service (not including any service prior to the time an employee attained 18 years of age).
(3) Does not include 45,000 shares of Common Stock subject to an option granted in February 2001 to compensate Dr. Mullinix for performance during the fiscal year ended December 31, 2000.
(4) All Other Compensation for 2000, 1999, and 1998 includes: $4,250, $4,000, and $4,000, respectively, in matching contributions made by the Company to the 401(k) account of Dr. Mullinix; and $360, $324, and $324, respectively, in life insurance premiums.
(5) Other Annual Compensation for 1998 includes $38,155 of health care premiums and reimbursements.
(6) Dr. Branchek became an executive officer of the Company on April 1, 1998. Prior to that time, Dr. Branchek served as the Company's Vice President, Pharmacology and New Technologies.

(7) Does not include 20,000 shares of Common Stock subject to an option granted in February 2001 to compensate Dr. Branchek for performance during the fiscal year ended December 31, 2000.
(8) All Other Compensation for 2000, 1999, and 1998 includes: $4,250, $4,000 and $4,000, respectively, in matching contributions made by the Company to the 401(k) account of Dr. Branchek; and $360, $329, and $329, respectively, in life insurance premiums.
(9) This bonus amount includes a $25,000 bonus paid to Dr. Branchek upon her promotion to Vice President for Research on April 1, 1998.
(10) The number of securities underlying options includes 25,000 shares of Common Stock subject to an option granted to Dr. Branchek in May 1998 in connection with her promotion to Vice President for Research on April 1, 1998.
(11) Does not include 20,000 shares of Common Stock subject to an option granted in February 2001 to compensate Mr. Spence for performance during the fiscal year ended December 31, 2000.
(12) All Other Compensation for 2000, 1999, and 1998 represents life insurance premiums.
(13) Does not include 20,000 shares of Common Stock subject to an option granted in February 2001 to compensate Dr. Weinshank for performance during the fiscal year ended December 31, 2000.
(14) All Other Compensation for 2000, 1999, and 1998 includes: $4,250, $4,000, and $4,000, respectively, in matching contributions made by the Company to the 401(k) account of Dr. Weinshank; and $360, $329, and $329, respectively, in life insurance premiums.


Option Grants In Last Fiscal Year

         There were no options to purchase shares of Common Stock granted to the Named Executive Officers during the fiscal year ended December 31, 2000. However, on February 7, 2001, the Compensation Committee granted Dr. Mullinix, Dr. Branchek, Mr. Spence and Dr. Weinshank 45,000, 20,000, 20,000 and 20,000 shares, respectively, for performance during the fiscal year ended December 31, 2000. Each of such options had an exercise price equal to the fair market value of the Common Stock on the date of grant ($6.28125 per share, the last trade price of the Common Stock on February 7, 2001, as reported by the Nasdaq Stock Market), and becomes exercisable as to 50% of the shares on January 1 of each of 2002 and 2003. The exercise of these options is subject to acceleration upon the occurrence of certain events.


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value

         The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended December 31, 2000, by the Named Executive Officers and unexercised stock options held by the Named Executive Officers as of the end of such fiscal year.



                                                Number of
                                               Securities          Value of
                                               Underlying        Unexercised
                                               Unexercised       In-The-Money
                                               Options at         Options at
                                              12/31/00 (#)     12/31/00 ($)(1)
                                            ----------------  ------------------
                      Shares
                     Acquired   Aggregate
                        on       Value       Exer-   Unexer-    Exer-    Unexer-
      Name           Exercise  Realized($)  cisable  cisable   cisable   cisable
-------------------- --------  -----------  -------  -------  ---------  -------

Kathleen P. Mullinix. 87,573  420,569(2)    151,300  123,750    68,081    22,500
Theresa A. Branchek..    --        --        48,289   43,125    53,491    12,250
Robert L. Spence.....    --        --        51,900   48,500        --    10,000
Richard L. Weinshank. 15,664  172,733(3)     32,500   41,750     8,594    13,125

(1) Value of each unexercised in-the-money option was determined by multiplying the number of shares underlying the option by the excess of the fair market value of the Common Stock on December 31, 2000 ($5.125 per share, the last trade price on such date, as reported by The Nasdaq Stock Market), over the per share exercise price of the option.
(2) Aggregate value realized was determined by multiplying (i) the number of shares acquired on exercise of the options by (ii) the excess of (A) $6.5625 (which was the last trade price on October 12, 2000, the exercise date, as reported by The Nasdaq Stock Market) over (B) $1.76 (which was the per share exercise price of the options).
(3) Aggregate value realized was determined by multiplying (i) the number of shares acquired on exercise of the option by (ii) the excess of (A) $12.7874 (which was the weighted average last trade price on the exercise dates, as reported by The Nasdaq Stock Market) over (B) $1.76 (which was the per share exercise price of the options).

         All of the agreements pursuant to which options have been granted to the Named Executive Officers include provisions pursuant to which such options become immediately exercisable in connection with the occurrence of certain types of corporate transactions specified therein.


         Employment Agreements

                  Kathleen P. Mullinix

         Dr. Mullinix is employed under a four-year employment agreement with the Company entered into effective as of October 1, 1997. The employment agreement permits either Dr. Mullinix or the Company to terminate Dr. Mullinix's employment upon 90 days' prior written notice. If the termination is initiated by the Company without "cause" or by Dr. Mullinix for "good reason" (as such terms are defined in the employment agreement), Dr. Mullinix is entitled to receive severance compensation equal to her base salary for a period of 12 months following her termination, as well as continuation of benefits during such period and immediate vesting of any restricted stock and/or options then held by her. If the termination is initiated by Dr. Mullinix other than for good reason, Dr. Mullinix is entitled to receive severance compensation equal to her base salary for a period of nine months following her termination, as well as continuation of benefits during such period, but all further vesting of any restricted stock and/or options then held by her ceases as of the date of termination. In addition, if Dr. Mullinix's employment with the Company is terminated under certain circumstances in connection with a "change in control" (as such term is defined in the employment agreement), Dr. Mullinix is entitled to receive severance compensation equal to her base salary for a period of 12 months following such termination, as well as continuation of benefits during such period and immediate vesting of any restricted stock and/or options then held by her.

                  Other Named Executive Officers

         Mr. Spence is employed under a four-year employment agreement with the Company effective as of January 1, 1998. Each of Drs. Weinshank and Branchek is employed under an employment agreement with the Company which was automatically extended for an additional one-year period, effective as of January 1, 2001, and April 1, 2001, respectively. The three employment agreements are in substantially the same form, except for terms relating to compensation and duties and responsibilities. Each of such agreements provides that if the Named Executive Officer is terminated by the Company without cause, such officer will be entitled to receive severance compensation equal to such officer's base salary for a period of six months following his or her termination. In addition, if the employment of any such Named Executive Officer is terminated under certain circumstances in connection with a "Change in Control" (as defined in his or her employment agreement), then such Named Executive Officer is entitled to receive severance compensation equal to such officer's base salary for a period of six months following such termination, and all of the stock options, stock bonus awards and restricted stock grants then held by such Named Executive Officer will immediately become exercisable or vest, as the case may be.

         In addition to their current base salaries of $195,000, $188,000 and $220,000, respectively, Mr. Spence, and Drs. Weinshank and Branchek are eligible to receive cash bonuses each year based upon their achievement of performance milestones set by the Board of Directors and the President of the Company. See "Compensation Committee Report on Executive Compensation" below.


         Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Board of Directors has furnished the following report on its policies with respect to the compensation of executive officers of the Company. The report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

         Decisions regarding compensation of the Company's executive officers generally are made by the Compensation Committee of the Board of Directors. The Compensation Committee consists entirely of outside directors. During the fiscal year ended December 31, 2000, Sandra Panem and Alison Taunton-Rigby served as members of the Compensation Committee. All decisions of the Compensation Committee regarding the compensation of the Company's executive officers are reviewed by the Board of Directors, except for decisions regarding grants under the Company's option plans, which are made solely by the Compensation Committee.

                  General Executive Compensation Policy


         The Company's executive compensation policy is designed to attract to the Company qualified individuals who have the potential as executive officers to contribute to the long-term growth and success of the Company and thereby enhance stockholder value, to motivate such executive officers to perform at the highest of professional levels so as to maximize their contribution to the Company and to retain such executive officers in the employ of the Company. Accordingly, the Company's executive compensation policy is to offer the Company's executive officers competitive compensation opportunities which are tied to their contribution to the growth and success of the Company and their personal performance. Each executive officer's compensation package is comprised of three elements: (i) base salary, which reflects individual performance and, together with annual bonus awards, is designed primarily to be competitive with compensation levels in the industry, (ii) annual bonus awards, which are payable in cash and tied to corporate performance for the year, as well as individual performance goals, and (iii) periodic stock option grants, which strengthen the mutuality of interests between the executive officer and the Company's stockholders.

                  Implementation of Executive Compensation Policy

         The following describes the manner in which the Compensation Committee's executive compensation policy was implemented with respect to the fiscal year ended December 31, 2000. Also summarized below are several of the more important factors which were considered in establishing the components of each executive officer's compensation package for the 2000 fiscal year. Additional factors were also taken into account, and the Compensation Committee may, in its discretion, apply entirely different factors, particularly different measures of performance, in setting executive compensation for future fiscal years, but it is expected that all compensation decisions will be designed to further the general executive compensation policy set forth above.

     Base Salary. Each year, the Chief Executive Officer recommends to the Compensation Committee new base salary levels for the Company's executive officers (such new base salary levels being subject to the floor provided in the respective employment agreements of such officers). In formulating such recommendations, the Chief Executive Officer considers industry, peer group and national surveys of compensation, as well as the past and expected future contributions of the individual executive officers. The Compensation Committee then reviews the recommendations in light of its assessment of each officer's past performance and its expectation as to future contributions, as well as the survey data, and arrives at new base salary levels for each of the Named Executive Officers, including the Chief Executive Officer. These new base salary levels are then recommended by the Compensation Committee to the Board of Directors for approval.

     Annual Bonus Awards. Annual bonus awards are earned by each of the Company's executive officers based upon his or her satisfaction of performance milestones set at the beginning of the year. These milestones may be based upon corporate performance or individual performance, or both. The minimum amount of such awards, assuming satisfaction of the performance milestones, may be set forth in the executive officer's employment agreement. The Compensation Committee may determine that such bonus awards should be higher than the minimum amounts set forth in the employment agreements based upon any number of factors, including those factors (such as past and expected future contributions and survey data) which it considers in arriving at new base salary levels and other indicia of performance that may not have been taken into account in setting the performance milestones. Such other indicia of performance may include, among other things, the progress of the Company's research and development programs and business development activities, as well as the Company's success in securing capital sufficient to assist it in furthering its research activities. Each year, the Chief Executive Officer determines whether each of the other executive officers has satisfied his or her performance milestones, whether, in light of such determination, cash bonus awards should be made to such executive officers and if such awards should be made, whether the amounts thereof should be higher than the minimum amounts set forth in the employment agreements. Thereafter, the Chief Executive Officer makes recommendations to the
Compensation Committee. The Compensation Committee then reviews the Chief Executive Officer's recommendations and determines the amount of each bonus award to recommend to the Board of Directors for approval. With respect to the fiscal year ended December 31, 2000, each of the Named Executive Officers earned a cash bonus award based upon his or her satisfaction of performance milestones, combined with a subjective assessment of individual performance. In determining the amount of each cash bonus award, the Compensation Committee also considered survey data to ensure, where appropriate, that the total compensation of each executive officer was competitive within the industry. These cash bonus awards ranged from approximately 11.75% to 32.87% of the base salaries of the Named Executive Officers.

     Stock Option Grants. Beginning as of January 1, 1996, all grants of stock options by the Company to its executive officers are made pursuant to its 1996 Incentive Plan (the "1996 Incentive Plan"). On February 7, 2001, the Compensation Committee approved the grant of stock options to all of its executive officers in respect of their performance during the fiscal year ending December 31, 2000. In determining the number of shares of Common Stock covered by each of these grants, the Compensation Committee considered the same factors which it generally considers in determining the salaries and cash bonus awards of executive officers. These grants were also designed to further the Company's general executive compensation policy.

                  CEO Compensation

         In setting the compensation payable to Kathleen P. Mullinix, the Compensation Committee has sought to be competitive with other companies in the industry, while at the same time tying a significant portion of such compensation to Company performance. An employment agreement dated as of October 1, 1997, sets forth the terms and conditions of Dr. Mullinix's employment with the Company.

         Dr. Mullinix's base salary for the fiscal year ended December 31, 2000, was established based upon the Compensation Committee's evaluation of the Company's performance and Dr. Mullinix's personal performance, as well as its objective of having Dr. Mullinix's base salary remain competitive with salaries being paid to similarly situated chief executive officers. Accordingly, her 2000 base salary was set by the Compensation Committee at $286,000.

         The remaining components of Dr. Mullinix's compensation in respect of the fiscal year ended December 31, 2000, were entirely dependent upon Dr. Mullinix's performance during such year, which was in turn tied directly to the Company's performance. The Compensation Committee determined to award Dr. Mullinix a $94,000 cash bonus, as well as stock options to purchase 45,000 shares of Common Stock. These awards reflected the Compensation Committee's assessment of her favorable performance, which included her satisfaction of the performance goals established by the Compensation Committee at the beginning of the fiscal year ended December 31, 2000, as well as the corporate performance of the Company during such year. In particular, the Compensation Committee considered the scientific progress made by the Company, as well as the progress made in the Company's business development activities. The stock options were granted at exercise prices equal to the fair market value of the Common Stock on the date of grant and are subject to vesting.

         Submitted by the
         Members of the Compensation Committee

         Sandra Panem
         Alison Taunton-Rigby

Stock Performance Graph

         The following graph compares the percentage change in the cumulative stockholder return on the Company's Common Stock with the cumulative total return on The Nasdaq Stock Market Index and the BioCentury 100 Index (the "Line-Of-Business Index"). The Line-Of-Business Index, which is calculated and published on a weekly basis, represents the cumulative weekly close of 100 bioscience stocks. The comparison assumes that $100 was invested in each of the following on January 1, 1996: (i) the Company's Common Stock; (ii) the Nasdaq Stock Market Index; and (iii) the Line-Of-Business Index. Total return assumes reinvestment of dividends, however, the Company has not paid dividends on its Common Stock and no dividends are included in the representation of Company stock performance. The stock price performance on the graph is not necessarily indicative of future price performance.





[GRAPHIC OMITTED]




         Actual values expressed in the above performance graph are disclosed in the following table:


                               -----------------December 31,--------------------
                 Beginning of
                    Period     1996       1997       1998       1999      2000
                ================================================================

Company           $100.00     $ 90.57    $ 82.08    $113.21    $ 50.94   $ 38.68

Nasdaq Stock
  Market Index    $100.00     $123.04    $150.70    $212.51    $394.93   $237.62

Line-Of-Business
  Index           $100.00     $ 92.30    $ 73.49    $ 82.08    $153.22   $212.50
                ----------------------------------------------------------------

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 16, 2001, with respect to (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers and (iv) all directors and officers as a group.


                                               Amount and Nature
                                                 of Beneficial      Percentage
  Name and Address of Beneficial Owner(1)          Ownership        of Total(2)
---------------------------------------------- -----------------    -----------

Wellington Management Company, LLP............   1,178,700(3)          10.8%
   75 State Street
   Boston, Massachusetts 02109
BVF Partners L.P..............................   1,115,783(4)          10.2%
   333 West Wacker Drive, Suite 1600
   Chicago, Illinois 60606
Novartis Produkte AG..........................     695,715(5)           6.4%
   Schwarzwaldallee 215
   CH-4002 Basle
   Switzerland
Dimensional Fund Advisors Inc.................     677,000(6)           6.2%
   1299 Ocean Avenue, 11th Floor
   Santa Monica, California 90401
T. Rowe Price Associates, Inc.................     574,000(7)           5.2%
   100 East Pratt Street
   Baltimore, Maryland 21202
Zola P. Horovitz, Ph.D........................      15,332(8)            *
John E. Lyons.................................      15,229(9)            *
Patrick J. McDonald...........................      5,832(10)            *
Kathleen P. Mullinix, Ph.D....................    384,917(11)           3.5%
Sandra Panem, Ph.D............................     11,632(12)            *
Alison Taunton-Rigby, Ph.D....................     15,332(13)            *
Theresa A. Branchek, Ph.D.....................     79,098(14)            *
Robert L. Spence..............................    121,814(15)           1.1%
Richard L. Weinshank, Ph.D....................     57,548(16)            *
All directors and officers
  as a group (9 persons)                          706,734(27)           6.2%

----------------------
* Less than 1%.

(1)    Except  as  otherwise  indicated  above,  the address of each stockholder identified above is c/o the Company, 215 College Road, Paramus, New Jersey 07652. Except as indicated in the other footnotes to this table,
       each person named in this table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by such person.
(2) Share ownership in the case of each person listed above includes shares issuable upon the exercise of options held by such person as of February 16, 2001, that may be exercised within 60 days after such date for purposes of computing the percentage of Common Stock owned by such person, but not for purposes of computing the percentage of Common Stock owned by any other person.
(3) These shares are beneficially owned by Wellington Management Company LLP ("WMC"), an investment adviser under the Investment Advisers Act of 1940, and Wellington Trust Company, NA ("WTC"), a bank, as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 (the "Exchange Act"). The information relating to WMC and WTC contained herein was obtained from Schedules 13G filed with the SEC on February 14, 2001.
(4) These shares are beneficially owned by BVF Partners L.P. ("Partners") and BVF Inc. ("BVF Inc."), the general partner and investment advisor to Partners. Partners is the general partner of Biotechnology Value Fund, L.P. ("BVF"), a limited partnership which beneficially owns 393,099 of such shares, of Biotechnology Value Fund II, L.P. (BVF2), a limited partnership which beneficially owns 194,701 of such shares and of BVF Investments, L.L.C. ("Investments"), a limited liability corporation which beneficially owns 462,683 of such shares. The information relating to Partners, BVF Inc., BVF, BVF2 and Investments contained herein was obtained from a Schedule 13G filed with the SEC on February 14, 2001.
(5) The information relating to Novartis Produkte AG was obtained from Amendment No. 1 to a Schedule 13G filed with the SEC on March 6, 1998.
(6) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over these shares of Common Stock, all of which are owned by the Funds. Dimensional disclaims beneficial ownership of such shares. The information relating to Dimensional was obtained from a
       Schedule 13G filed with the SEC on February 2, 2001.
(7) These shares are owned by various individual and institutional investors to which T. Rowe Price Associates, Inc. ("Price Associates"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, serves as an investment advisor with power to direct investments and/or sole power to vote the shares. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such shares; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such shares. The information relating to Price Associates was obtained from a
       Schedule 13G filed with the SEC on February 14, 2001.
(8) Consists of an aggregate of (a) 4,500 shares of Common Stock and (b) 10,832 shares of Common Stock which Dr. Horovitz has the right to acquire within 60 days after February 16, 2001.
(9) Consists of an aggregate of (a) 4,397 shares of Common Stock and (b) 10,832 shares of Common Stock which Mr. Lyons has the right to acquire within 60 days after February 16, 2001.
(10) Consists of 5,832 shares of Common Stock which Mr. McDonald has the right to acquire within 60 days after February 16, 2001.
(11) Consists of an aggregate of (a) 186,988 shares of Common Stock, (b) 379 shares of Common Stock owned by the individual retirement account of Dr. Mullinix and (c) 197,550 shares of Common Stock which Dr.
       Mullinix has the right to acquire within 60 days after February 16, 2001.
(12) Consists of an aggregate of (a) 800 shares of Common Stock and (b) 10,832 shares of Common Stock which Dr. Panem has the right to acquire within 60 days after February 16, 2001.
(13) Consists of an aggregate of (a) 4,500 shares of Common Stock and (b) 10,832 shares of Common Stock which Dr. Taunton-Rigby has the right to acquire within 60 days after February 16, 2001.
(14) Consists of (a) 7,684 shares of Common Stock and (b) 71,414 shares of Common Stock which Dr. Branchek has the right to acquire within 60 days after February 16, 2001.

(15) Consists of (a) 38,980 shares of Common Stock, (b) 7,684 shares of Common Stock held by Linda Spence, Mr. Spence's spouse, as custodian for Blake Spence, Mr. Spence's son, under the Uniform Gifts to Minors Act, and (c) 75,150 shares of Common Stock which Mr. Spence has the right to acquire within 60 days after February 16, 2001. Mr. Spence disclaims beneficial ownership of the shares held by Linda Spence.
(16) Consists of (a) 5,048 shares of Common Stock and (b) 52,500 shares of Common Stock which Dr. Weinshank has the right to acquire within 60 days after February 16, 2001.
(17) Includes (a) 260,960 shares of Common Stock and (b) 445,774 shares of Common Stock which such persons have the right to acquire within 60 days of February 16, 2001. Included are shares held by venture capital funds with which directors and officers listed above are associated.


                                 PROPOSAL NO. 2

                                 RATIFICATION OF
                              INDEPENDENT AUDITORS

         The Company is asking the stockholders to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the appointment of Ernst & Young LLP.

         For fiscal 2000, fees paid or accrued for services rendered to the Company by Ernst & Young LLP were $63,500 for the annual audit and $8,000 for all other audit related services pertaining to consultations on accounting matters.

         In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider the appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the Company's and its stockholders' best interests.

         Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


Recommendation of the Board of Directors

         The Board of Directors recommends that the stockholders vote AFOR@ the ratification of the appointment of Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2001.

                 STOCKHOLDER PROPOSALS FOR 2002 PROXY STATEMENT

         Stockholder proposals that are intended to be presented at the Company's annual meeting of stockholders to be held in 2002 must be received by the Company no later than January 1, 2002, in order to be included in the proxy statement and related proxy materials.


                           ANNUAL REPORT ON FORM 10-K

         THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. THE COMPANY WILL FURNISH A COPY OF ANY EXHIBIT TO SUCH REPORT UPON WRITTEN REQUEST AND PAYMENT OF THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT. REQUESTS SHOULD BE SENT TO THE CHIEF FINANCIAL OFFICER OF THE COMPANY AT 215 COLLEGE ROAD, PARAMUS, NEW JERSEY 07652.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


Dated:  April 2, 2001



                                         By Order of the Board of Directors

                                         Robert L. Spence
                                         Secretary

                                                                   APPENDIX A
                                                                   ----------


                       SYNAPTIC PHARMACEUTICAL CORPORATION

                             AUDIT COMMITTEE CHARTER

Organization

         This  charter  governs  the  operations  of the  Audit  Committee  (the
"Committee"). The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors (the "Board"). The Committee shall be appointed by the Board and shall compromise at least three directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the Committee,) and at least one member shall have accounting or related financial management expertise.

Statement of Policy

         The Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

         The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

         The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

     (1) The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

     (2) The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors and the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     (3) The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

     (4) The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

                       SYNAPTIC PHARMACEUTICAL CORPORATION
                                215 College Road
                            Paramus, New Jersey 07652

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints Robert L. Spence, the Secretary and Treasurer of Synaptic Pharmaceutical Corporation (the "Company"), as proxy, with all powers of substitution, to represent and vote, as set forth on the reverse side, the shares of Common Stock of the Company held of record by the undersigned at the close of business on March 12, 2001, at the 2001 Annual Meeting of Stockholders of the Company, which is being held at the offices of the Company at 215 College Road, Paramus, New Jersey, on Thursday, May 10, 2001, at 10:00 a.m., local time, and at any postponements or adjournments of such meeting, with all powers which the undersigned would possess if personally present at such meeting or at any such postponement or adjournment, and, in their discretion, to vote such shares upon any other business that may properly come before the meeting or any adjournment thereof.

              (TO BE MARKED, SIGNED AND DATED ON THE REVERSE SIDE)



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



                       SYNAPTIC PHARMACEUTICAL CORPORATION
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 10, 2001


|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

The Board of Directors recommends a vote "FOR" Items 1 and 2 below.


1.  Election of Director

FOR [_]      WITHHOLD [_]

Nominees: 01 John E. Lyons



2.  Ratification of Appointment of Independent Auditors

FOR [_]      AGAINST [_]     ABSTAIN [_]


Unless otherwise specified by the undersigned, the proxy will be voted "FOR" Proposal Nos. 1 and 2 and will be voted by the proxyholders at their discretion upon any other business that may properly come before the Annual Meeting or any adjournment thereof.


CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING. [_]

Signature(s)                                                 Date
            ---------------------------------------------        ---------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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